HECO Exhibit 10.4

SECOND AMENDMENT TO

INTER-ISLAND INDUSTRIAL FUEL OIL AND DIESEL FUEL SUPPLY CONTRACT

BY AND BETWEEN

BHP PETROLEUM AMERICAS REFINING INC. (nka, TESORO HAWAII CORPORATION)

AND

HAWAIIAN ELECTRIC COMPANY, INC.;

MAUI ELECTRIC COMPANY, LIMITED;

AND

HAWAII ELECTRIC LIGHT COMPANY, INC.

This Second Amendment to Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract (“Amendment”), is entered into as of January 31st, 2012 by and between Tesoro Hawaii Corporation fka BHP Petroleum Americas Refining Inc., a Hawaii corporation (hereinafter referred to as “Tesoro” or “SELLER”) and Hawaiian Electric Company, Inc. (“HECO”), and its wholly-owned subsidiaries Maui Electric Company, Limited (“MECO”), and Hawaii Electric Light Company, Inc. (“HELCO”), each a Hawaii corporation (HECO, MECO and HELCO hereinafter collectively referred to as “BUYER”). This Second Amendment shall become effective as provided in section K below.

WHEREAS, SELLER and BUYER entered into that certain Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract dated November 14, 1997 (“Contract”), which was amended by that certain First Amendment to the Contract entered on March 29, 2004 (“First Amendment”) and

WHEREAS, the Contract, as amended by the First Amendment, addresses the sale by SELLER and purchase by BUYER of Industrial Fuel Oil No. 6 (“Fuel Oil”) and Diesel Fuel Oil No. 2 (“Diesel No. 2”); and

WHEREAS, BUYER desires to purchase Ultra Low Sulfur Diesel (“ULSD”), in addition to Fuel Oil and Diesel No. 2 from SELLER;

WHEREAS, SELLER desires to sell ULSD, in addition to Fuel Oil and Diesel No. 2, to BUYER;

and

WHEREAS, the parties mutually desire to further amend the Contract and seek approval from the Public Utilities Commission of the State of Hawaii (“PUC”) for the same as provided herein:

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, SELLER and BUYER agree as follows:

A.                                    ARTICLE I - DEFINITIONS

1.                                      Section 1.1, as amended by the First Amendment, is hereby further amended as follows:

i.                                          The definition of “BUYER’s Petroleum Products” in paragraph 12 is hereby deleted and replaced in its entirety with the following:

12.                             “BUYER’s Petroleum Products” means third-party supplied diesel and/or fuel oil owned by BUYER which are shipped by BUYER through SELLER’s B.P. Pipelines, meeting the specifications in Exhibits A, B, and/or B-1, respectively, and shall not be dyed red or contain any other dye or additive for the pipeline throughput.

ii.                                       The definition of “Certificate of Quality “ in paragraph 14 is hereby deleted and replaced in its entirety with the following:

14.                              “Certificate of Quality” means the formal document recording SELLER’s laboratory determination of the quality and BTU Content of a particular sample which represents a specific Delivery of Product, said laboratory determinations having been performed in accordance with the test methods specified in Exhibits A, B and B-1.

iii.                                    The definition of “Deliver,” “Delivery,” “Deliveries,” or “Delivered” in paragraph 18 is hereby deleted and replaced in its entirety with the following:

18.                             “Deliver,” Delivery,” Deliveries,” or “Delivered” refers to the physical movement of Product or transfer of title attendant upon the sale of Product by SELLER and its receipt and purchase by BUYER which commences at the initiation of pumping from SELLER’s Refinery tank(s), SELLER’s Nominated Terminal issuing tank(s), or SELLER’s Nominated Barge cargo tank(s) to BUYER’s Nominated Barge, BUYER’s Nominated Truck(s) or BUYER’s Nominated Marine Terminal and ends with the subsequent cessation of pumping of the Product. BUYER shall be responsible for providing SELLER approved trucks, barges, vessels, or pipelines to connect to SELLER’s infrastructure to receive any Deliveries from SELLER.

iv.                                   The definition of “Diesel” or “Diesel Fuel” in paragraph 20 is deleted and replaced in its entirety with the following:

20.                             “Diesel” or “Diesel Fuel” means Diesel No. 2 and ULSD, meeting the specifications in Exhibits B and B-1, respectively.

v.                                      The definition of “Product” in paragraph 39 is hereby deleted and replaced in its entirety with the following:

39.                             “Product” means Fuel Oil and Diesel, meeting the specifications in Exhibits A, B, and B-1.

vi.                                   The definition of “SELLER’s Nominated Terminal” in paragraph 51 is hereby deleted and replaced in its entirety with the following:

51.                             “SELLER’s Nominated Terminal” means a petroleum storage and distribution terminal facility designated by SELLER from which Diesel is Delivered to BUYER into BUYER’s Nominated Marine Terminal, BUYER’s Nominated Barge, or to BUYER’s Nominated Truck(s).

vii.                                The definition of “BUYER’s Nominated Truck(s)” is hereby added as paragraph 57 as follows:

57.                             “BUYER’s Nominated Truck(s)” means one or more tanker trucks designated by BUYER to receive Diesel Delivered by SELLER at SELLER’s Kahului Terminal, SELLER’s Hilo Terminal or SELLER’s Honolulu Terminal. BUYER’s Nominated Trucks and drivers must be pre-approved by SELLER, as they must meet SELLER’s, industry and government regulations and requirements.

viii.                             The definition of “Pipeline Segment(s)” is hereby added as paragraph 58 as follows:

58.                             “Pipeline Segment(s)” means the respective portion of each of SELLER’s pipelines extending from Kalaeloa Harbor to a location in the vicinity of the junction box interconnection with a pipeline extending to BUYER’s BPTF, or such other destination as may be agreed to by the parties.

ix.                                   The definition of “SELLER’s Honolulu Terminal” is hereby added as paragraph 59 as follows:

59.                               “SELLER’s Honolulu Terminal” means SELLER’s marine petroleum storage and distribution terminal facilities located in Honolulu Hawaii.

x.                                      The definition of “ULSD” is added as paragraph 60 as follows:

60.                               “ULSD” means Ultra Low Sulfur Diesel fuel that conforms to the specifications set forth in Exhibit B-1.

xi.                                                The definition of “Displacement Stock” is hereby added as paragraph 61 as follows:

61.                               “Displacement Stock” means, collectively for this purpose, Fuel Oil, Diesel No. 2 or ULSD, or such other agreed upon fuels, to displace the transfer of liquid fuels, which includes biofuels, biodiesels, and/or low sulfur fuel oil with specifications as may be mutually agreed to between SELLER and BUYER, through SELLER’s designated pipeline into BUYER’s Nominated Tank or BUYER’s Nominated Vessel.

xii.                                             The definition of “BUYER’s Nominated Tank” is hereby added as paragraph 62 as follows:

62.                               “BUYER’s Nominated Tank” means petroleum or liquid fuels storage tank or tanks designated by BUYER to receive Fuel Oil, Diesel No. 2 or ULSD.

2.                                      Section 1.2 (“BUYER”) is hereby deleted and replaced in its entirety with the following:

As to any purchase of Product by MECO, the term “BUYER” shall exclude HELCO and HECO, as to any purchase of Product by HELCO, the term “BUYER” shall exclude MECO and HECO, and as to any purchase of Product by HECO, the term “BUYER” shall exclude MECO and HELCO. Furthermore, for purposes of this Contract (excluding any payments due from, and liabilities and indemnities attributable to, a BUYER) the term “BUYER” shall be deemed to mean MECO, HELCO, or HECO, as applicable, and its authorized agent(s) for this purpose, unless otherwise specified or clearly inappropriate in the context.

B.                                    ARTICLE III - QUANTITY

Section 3.1 (“Minimum and Maximum Annual Quantities”), as amended by the First Amendment, is hereby further amended as follows:

1.                                      By replacing the heading “1999-2014/Additional Term” of the quantity tables in parts I and II with the heading “1999-2011”.

2.                                      By adding the following new sections III and IV which set forth the minimum and maximum quantities of Fuel Oil, Diesel No. 2, and ULSD for the years 2012, 2013, 2014 and any Additional Term.

III. FUEL OIL

2012-2014/Additional Term	Minimum	Maximum
HELCO	[ - - - ]	[ - - - ]
MECO	[ - - - ]	[ - - - ]

TOTAL	[ - - - ]	[ - - - ]

IV. DIESEL NO. 2 & ULSD

	ULSD		DIESEL NO. 2
2011	Minimum	Maximum	Minimum	Maximum
HELCO	[ - - - ]	[ - - - ]	[ - - - ]	[ - - - ]
MECO	[ - - - ]	[ - - - ]	[ - - - ]	[ - - - ]

	[ - - - ]	[ - - - ]	[ - - - ]	[ - - - ]

2012-2014/Additional Term	Minimum	Maximum	Minimum	Maximum
HELCO	[ - - - ]	[ - - - ]	[ - - - ]	[ - - - ]
MECO	[ - - - ]	[ - - - ]	[ - - - ]	[ - - - ]
HECO	[ - - - ]	[ - - - ]	[ - - - ]	[ - - - ]

	[ - - - ]	[ - - - ]	[ - - - ]	[ - - - ]

3.                                      By deleting the second paragraph and replacing it in its entirety with the following:

Upon prior written notice to SELLER, HECO, HELCO and MECO may modify their individual minimum and maximum annual physical quantities of Fuel Oil and Diesel No. 2, and ULSD provided that the total minimum annual physical quantities of Fuel Oil, Diesel No.2, and ULSD which shall be sold and Delivered by SELLER and purchased and received by BUYER collectively, shall fall within the combined limits specified in this Section 3.1. The weekly allowed volume of ULSD to be Delivered by SELLER at SELLER’s Nominated Terminal into BUYER’S Nominated Truck(s) shall be up to [ - - - ] of the average weekly volume per BUYER, unless otherwise mutually agreed by BUYER and SELLER. The per shipment minimum volume of ULSD to be Delivered by SELLER from SELLER’s Refinery tank(s) to BUYER’s Nominated Barge is [ - - - ], and is required to be Delivered together with Diesel No. 2, unless otherwise mutually agreed by BUYER and SELLER.

C.                                    ARTICLE IV - QUALITY

Article IV (Quality) is deleted and hereby replaced in its entirety with the following:

SELLER shall sell and Deliver and each respective BUYER shall purchase and receive Fuel Oil and Diesel No.2, and ULSD that shall conform to the specifications set forth in Exhibits A, B and B-1, attached hereto and incorporated herein by reference. Such Diesel No. 2 and ULSD, excluding Displacement Stock, shall be dyed in accordance with State and Federal requirements for tax-exempt, off-road diesel fuel. Dyeing will be done at SELLER’s Nominated Terminal truck rack and at BUYER’s Nominated Barge at the time of loading.

With respect to the receipt of Diesel No. 2 and ULSD, excluding Displacement Stock, by BUYER at any other Delivery location, as mutually agreed to between SELLER and BUYER, BUYER shall coordinate with SELLER, and BUYER shall be responsible for the cost of the design, installation, maintenance and operation of the red dye, lubricity, and any other injection systems the installation of which is required for the Delivery of Diesel to BUYER having a quality in accordance with this Article IV.

D.                                    ARTICLE V - PRICE, BTU DETERMINATION

Section 5.2 (“Diesel Price”), as amended by the First Amendment, is hereby further amended as follows:

1.                                      By replacing the term “Diesel” with “Diesel No. 2” in the first full paragraph and in the last full paragraph.

2.                                      By adding the following immediately after the first full paragraph::

[ - - - ]

ULSD Premium* for 2012 — 2014/Additional Term:

HELCO:	[ - - - ]

MECO:	[ - - - ]

MECO for Molokai:	[ - - - ]

HECO:	[ - - - ]

[ - - - ]

The per gallon premium applicable to ULSD sold and Delivered by SELLER and purchased and received by BUYER for 2014 shall also apply to ULSD sold and Delivered by SELLER and purchased and received by BUYER during each Year of any Additional Term, unless otherwise mutually agreed.

All prices, price formula, including their averages and factors, adjustments thereto and other sums payable with respect to ULSD hereunder shall be stated in the nearest ten-thousandth of a dollar unless specifically stated otherwise.

3.                                      By adding the following at the end of Section 5.2:

Exhibit E (“Ultra Low Sulfur Diesel Example Price Calculation”), attached hereto and included herein by reference, contains an illustrative schedule of prices for ULSD calculated pursuant to this Section 5.2.

E.                                    ARTICLE VI - PAYMENT

1.                                      In Section 6.1 (“Invoices”), the second paragraph is hereby deleted and replaced in its entirety with the following:

Invoices which have been so prepared shall be sent to the respective BUYER at the following addresses:

HELCO -                                           Hawaii Electric Light Co., Inc.

P.O. Box 1027

Hilo, Hawaii 96721-1027

Attention: Accounting Division

Facsimile: 808 969-0150

MECO -                                                 Maui Electric Company, Ltd.

P.O. Box 398

Kahului, Hawaii 96732

Attention: Derek Onaga/Production Department

Facsimile: 808 442-4975

HECO -                                                 Hawaiian Electric Co., Inc.

P.O. Box 2750

Honolulu, Hawaii 96840-0001

Attention: Jeff Aicken/Fuels Department

Facsimile: 808 203-1815

2.                                      Section 6.2 (“Method of Payment”), as amended by the First Amendment, is hereby further amended as follows: “Bank One, Chicago, Illinois” is replaced with “J.P. Morgan Chase, Chicago, Illinois”. All other payment information remains the same.

F.                                     ARTICLE VII - DELIVERIES, TITLE AND RISK OF LOSS

1.                                      Section 7.1 (“Delivery, Title and Risk of Loss”) is deleted and replaced in its entirety with the following:

SECTION 7.1: Delivery, Title and Risk of Loss

1.                          Deliveries to BUYER’s Nominated Barge

SELLER agrees to Deliver and BUYER agrees to receive Fuel Oil, Diesel No. 2, and ULSD into BUYER’s Nominated Barge pursuant to Section 7.4 at either: (i) SELLER’s Loading Pier, (ii) a Third-Party Pier, or (iii) SELLER’s SPM. Title, custody and risk of loss of Fuel Oil, Diesel No. 2 and ULSD so Delivered shall pass from SELLER to BUYER at the flange of the receiving hoses of BUYER’s Nominated Barge at SELLER’s Loading Pier or Third-Party Pier, or the receiving flange of BUYER’s Nominated Barge for loadings at SELLER’s SPM. Diesel No. 2 and ULSD shall be dyed by SELLER in accordance with State and Federal requirements for tax-exempt, off-road diesel fuel.

2.                          Diesel No. 2 Bulk Deliveries to BUYER’s Nominated Marine Terminals

On a when-available basis and when the date is mutually agreed to, SELLER may sell and Deliver and BUYER may purchase and receive Diesel No. 2 in bulk into BUYER’s Nominated Marine Terminal at Kahului, Maui, Kapolei or Honolulu, Oahu, and Hilo or Kawaihae, Hawaii, respectively. Title, custody and risk of loss of Diesel No. 2 so Delivered, shall pass from SELLER to BUYER at the connection flange of the receiving pipeline at BUYER’s Nominated Marine Terminal.

3.                          Pipeline Deliveries of Displacement Stock to BUYER’s Nominated Tank or BUYER’s Nominated Vessel

SELLER agrees to Deliver and BUYER agrees to receive Fuel Oil, Diesel No. 2 or ULSD as Displacement Stock through SELLER’s designated pipeline into BUYER’S Nominated Tank or BUYER’s Nominated Vessel:

i)                                         BUYER’s Nominated Tank - For Fuel Oil Delivered by SELLER to BUYER’s Nominated Tank, title, custody and risk of loss shall pass from SELLER to BUYER at the flange of the Pipeline Segment interconnection junction between SELLER and BUYER. For Diesel

No. 2 or ULSD used as Displacement Stock, Delivered to BUYER’s Nominated Tank, risk of loss shall pass from SELLER to BUYER at the flange of the Pipeline Segment interconnection junction between SELLER and BUYER, and title and custody shall pass after the dye, lubricity and any other injection system, installed, operated, and maintained by BUYER.

ii)                                      BUYER’s Nominated Vessel - For Fuel Oil Delivered by SELLER to BUYER’s Nominated Vessel, title, custody and risk of loss shall pass from SELLER to BUYER at the flange of the receiving hoses of BUYER’s Nominated Vessel. For Diesel No. 2 or ULSD used as Displacement Stock, Delivered by SELLER to BUYER’s Nominated Vessel, risk of loss shall pass from SELLER to BUYER at the flange of the receiving hoses of BUYER’s Nominated Vessel, and title and custody shall pass after the dye, lubricity and any other injection system, if any, installed, operated, and maintained by BUYER

4.                          Deliveries at SELLER’s Nominated Terminals

SELLER agrees to Deliver and BUYER agrees to receive ULSD from SELLER’s Nominated Terminal into BUYER’s Nominated Truck(s). For ULSD Delivered by SELLER into BUYER’s Nominated Truck(s), title, custody and risk of loss of ULSD so Delivered shall pass from SELLER to BUYER at the flange connecting the loadrack arm/hose at SELLER’s Nominated Terminal’s truck loading facility to the receiving equipment of BUYER’s Nominated Truck(s) and ULSD shall be dyed by SELLER in accordance with State and Federal requirements for tax-exempt, off-road diesel fuel.

2.                                      Section 7.2 (“Delivery of Diesel and Fuel Oil to MECO & HELCO”) is hereby revised by replacing the term “Diesel” with “Diesel No. 2”.

3.                                      Add Section 7.2.1 (“Delivery of ULSD to MECO for Molokai”).

The gross volume of ULSD per individual Delivery to BUYER’s Nominated Barge for MECO’s shipment to Molokai shall be limited to a minimum of [ - - - ] and a maximum of [ - - - ], and is required to be Delivered together with Diesel No. 2, unless otherwise mutually agreed by BUYER and SELLER. SELLER may load ULSD and Fuel Oil concurrently on the same shipment of BUYER’s Nominated Barge for MECO, provided that BUYER’s Nominated Barge is capable of receiving same.

4.                                      Section 7.3 (“Forecast and Notice of Delivery”) is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

Prior to the 20th Day of each Month, BUYER shall give SELLER a forecast of the total volume of each respective BUYER’s liftings of Diesel No. 2, ULSD, and Fuel Oil for each of the subsequent three (3) Months; such forecast shall include ULSD to be Delivered at SELLER’s Nominated Terminal and received into BUYER’s Nominated Truck(s).

G.                                    ARTICLE VIII - MEASUREMENT, SAMPLING AND TESTING

1.                                      Section 8.2 (“Determination of Quantity”) is hereby amended to replace “Diesel” with “Diesel No. 2” in the second full paragraph, to replace “Diesel” with “Diesel No. 2 and ULSD” in the third paragraph, and to add the following paragraph immediately after the second full paragraph:

Quantity of ULSD sold and Delivered at SELLER’s Nominated Terminal to BUYER’s Nominated Truck(s) shall be determined at the time of each Delivery by SELLER’s calibrated loadrack meters, converted in each instance to volume at 60 degrees Fahrenheit by the automated rack control system. Meters shall be calibrated on an annual basis or as required and agreed by SELLER and BUYER. BUYER shall have the right at its expense, and in accordance with procedures at SELLER’s Nominated Terminal to independently certify said calibration. BUYER and SELLER shall have the right to have one representative present to witness such meter calibration.

2.                                      Section 8.3 (“Sampling And Determination of Quality”) of the Contract is hereby amended as follows:

i.                                          By replacing “Diesel” with “Diesel No. 2”.

ii.                                       By adding the following paragraph at the end of Section 8.3:

With respect to ULSD Delivered from SELLER’s Refinery tank(s) or SELLER’s Nominated Terminal to BUYER’s Nominated Barge or to BUYER’s Nominated Marine Terminal, the quality of the ULSD shall be determined on the basis of a volumetric weighted average composite of samples drawn by an Independent Inspector or SELLER Representative from SELLER’s Refinery or Nominated Terminal issuing tank(s) in such a manner as to be representative of the volume of the tank inventory. Such samples of ULSD shall be divided into a minimum of two (2) parts one of which shall be sealed and dated and retained by SELLER, or an Independent Inspector at the option of SELLER, for a period of not less than three (3) Months.

H.                                   ARTICLE XV - ENTIRE AGREEMENT, WAIVER AND ILLEGALITY

Section 15.2 (“Notices”), as amended by the First Amendment, is hereby amended by deleting the address for SELLER and replacing it in its entirety with the following:

SELLER:                                            Tesoro Hawaii Corporation

91-325 Komohana Street

Kapolei, Hawaii 96707

Attn: Manager Utility Fuel Sales

Facsimile: (808) 547-3145

I.                                        Exhibit B-1 (“Ultra Low Sulfur Diesel Specifications”) is attached hereto and incorporated by reference.

J.                                        Exhibit E (“Ultra Low Sulfur Diesel Example Price Calculation”) is attached hereto and incorporated by reference.

K.                                   Effective Date: The parties agree that this Second Amendment is subject to and conditioned upon approval by the Public Utilities Commission of the State of Hawaii (“Commission”) as follows:

(a)           BUYER will file an application (“Application”) with the Commission requesting approval of this Amendment following its execution. This Amendment is contingent upon the issuance of a decision and order by the Commission that (i) approves this Amendment and its pricing and terms and conditions, (ii) is in a final form deemed to be reasonable by BUYER in its sole discretion, and (iii) allows BUYER to include the costs incurred by BUYER pursuant to this Amendment in its revenue requirements for ratemaking purposes and for the purposes of determining the reasonableness of BUYER’S rates and/or for cost recovery above those fuel costs included in base rate through BUYER’S Energy Cost Adjustment Clause. A decision and order by the Commission satisfying these conditions is hereinafter referred to as the “Commission Approval Order”.

(b)           SELLER understands that the decision and order may not be in a form deemed to be final and/or reasonable to BUYER if (i) it is not an unconditional approval, (ii) it denies or defers ruling on any part of BUYER’s Application, (iii) it contains terms and conditions deemed to be unacceptable to BUYER, in its sole discretion, or (iv) BUYER, in its sole discretion, is not satisfied that the decision and order will not be appealed.

(c)           If BUYER has not received the Commission Approval Order in a final form acceptable to BUYER within 180 Days of the date of this Amendment, or if BUYER’s request for Commission approval of this Amendment is denied, then either SELLER or BUYER may terminate this Amendment by providing written notice of such termination delivered to the other. In such event of termination, each party shall bear its own respective fees, costs and expenses incurred prior to termination, if any, in preparation for performance hereunder, and the parties shall have no further obligation to each other with respect to this Amendment except for indemnity and any confidentiality obligations assumed by the parties hereunder. Such termination shall be effective only as to this Amendment and shall not be deemed to affect the status of or terminate the Contract, as amended by the First Amendment.

(d)           SELLER, at its own cost, shall promptly cooperate with BUYER’s reasonable requests for support of BUYER’s efforts to prepare and file the Application and obtain the Commission Approval Order.

(e)           This Amendment shall become effective (the “Effective Date”) upon (a) receipt by BUYER of the Commission Approval Order and (b) notice from BUYER to SELLER that BUYER deems the Commission Approval Order to be reasonable and in a final form. BUYER shall immediately notify SELLER when the Commission Approval Order is issued. BUYER shall then have a period of ten (10) business days to advise SELLER whether it deems the Commission Approval Order to be final and reasonable. If BUYER fails to respond within that period, then it shall be presumed that BUYER deems the Commission Approval Order to be final and reasonable. If BUYER provides notice of concern that the Commission Approval Order may not be final or reasonable, then the parties may negotiate for an appropriate extension of the Effective Date to address those concerns. Alternatively, the parties may mutually agree in writing that some other date shall be deemed the Effective Date. Except for the obligations and provisions described herein, neither party shall have any binding obligations under this Amendment until the Effective Date.

L.                                     Addendum No. 2, Section 17, Required Insurance, as amended by the First Amendment, is hereby amended by deleting and replacing it in its entirety with the following:

Section 17: Required Insurance. Without in any way limiting BUYER’s liability pursuant to this Contract, BUYER shall maintain and require any carrier to maintain the following insurance and all insurance that may be required under the Applicable Laws, ordinances and regulations of any Governmental Authority.

(a)           At all times during the term of this Contract and for a period of 2 years after termination of this Contract for any coverage maintained on a “claims-made” basis, BUYER shall maintain at its own expense the below listed insurance. Such insurance shall provide coverage to Tesoro and its affiliates, irrespective of whether Article XVIII Indemnity in the Contract is enforceable, in any state. Each policy shall provide that it is primary to and not contributory with any other insurance, including any self-insured retention, maintained by Tesoro or its affiliates (which shall be excess) and each policy shall provide the full coverage required by this Contract.  All such insurance shall be written with carriers and underwriters acceptable to Tesoro and having and maintaining an A.M. Best financial strength rating of no less than “A-” and financial size rating no less than “VII”.

(i)            Worker’s Compensation Insurance as required by Hawaii State Law.  Such insurance shall include a waiver of the insurer’s rights of subrogation against Tesoro and its affiliates.

(ii)           Employer’s Liability Insurance with a minimum limit of [ - - - ] for each accident, covering injury or death to any employee which may be outside the scope of the worker’s compensation statute of the jurisdiction in which the worker’s service is performed, and in the aggregate as respects occupational disease.  Such insurance shall include a waiver of the insurer’s rights of subrogation against Tesoro and its affiliates.

(iii)          Commercial General Liability Insurance, including contractual liability insurance covering BUYER’s indemnity obligations under this Contract, with minimum limits of [ - - - ] combined single limit per occurrence for bodily injury and property damage liability, or such higher amounts as may be required by Tesoro or by Applicable Law from time to time.  This policy shall include Broad Form Contractual Liability insurance coverage which shall specifically apply to the obligations assumed in this Contract by BUYER.  Such insurance shall include Tesoro and its affiliates as an additional insured and shall include a waiver of any rights of subrogation against Tesoro and its affiliates.

(iv)          Automobile Liability Insurance covering all owned, non-owned, and hired vehicles with minimum limits of [ - - - ] combined single limit per occurrence for bodily injury and property damage liability, or such higher amounts as may be required by Tesoro or Applicable Law from time to time.  Such insurance shall name Tesoro and its affiliates as an additional insured and shall include a waiver of any rights of subrogation against Tesoro and its affiliates.

(b)           With respect to the insurance coverage requirements specified in Subparagraphs (ii) through (iv) above, BUYER may comply with such requirements by combining coverage between a primary insurer and an excess insurer or insurers.  In such event, however, Tesoro and its affiliates shall be named as an additional insured on all such policies (except as noted in Subparagraph (i) above), and all policies of insurance shall include a waiver of any rights of subrogation in favor of Tesoro and its affiliates.

(c)           The above insurance shall include the requirement that the insurer provide BUYER with thirty (30) days notice (10 days notice for non-payment of premium), prior to the effective date of any cancellation or material change of the insurance. BUYER shall provide such notice to Tesoro within two (2) business days. The insurance specified in Subparagraphs (i) through (iv) shall contain a waiver of subrogation in favor of Tesoro and an assignment of statutory lien, if applicable.

(d)           The insurance specified in Subparagraphs (iii) and (iv) shall include Tesoro as an additional insured provided that the insurance is primary in coverage with respect to all policies of insurance that may be applicable, and contains a standard cross-liability endorsement or severability of interest clause.

(e)           The insurance requirements set forth herein do not in any way limit BUYER’S liability or responsibility under any other provision of this Contract or at law.

(f)            BUYER shall be solely responsible for any deductibles or self-insured retention.

(g)           BUYER’S failure to comply with any or all requirements of this Section 17 shall constitute a material breach and cause for immediate termination of this Contract by Tesoro.  Tesoro’s acceptance of furnished evidence of insurance shall not modify the above insurance requirements.

(h)           Before Tesoro shall be obliged to perform under this Contract as described herein, BUYER shall provide Tesoro with certificates or other documentary evidence satisfactory to Tesoro of the insurance coverages and endorsements.

(i)            Without in any way limiting Tesoro’s liability, Tesoro shall obtain from any carrier related to this Contract the insurance coverage and endorsements set forth in this Section 17 except that both Tesoro and BUYER shall be named as an additional insured.

Tesoro reserves the right to change insurance requirements periodically upon reasonable notice to BUYER.

For the purposes of this Contract, “Applicable Law” means any and all applicable present and future laws, statutes, rules, regulations, ordinances, orders, codes, judgments, decrees, or requirements, by any Governmental Authority.  “Governmental Authority” means any federal, state, territorial, municipal or other governmental or quasi-governmental authority, agency, court, or other body or entity of competent jurisdiction.

M.                                 Addendum No. 2, Seller’s Facilities on Maui and Hawaii, Section 19, Notices, as amended by the First Amendment, is hereby amended by deleting and replacing it in its entirety with the following:

MAUI:                   Tesoro Hawaii Corporation

Terminal Supervisor

140-A Hobron Avenue

Kahului, Hawaii 96732

Telephone (808) 871-0817

Facsimile (808) 871-0728

Maui Electric Company, Ltd.

Power Supply Dept.

P.O. Box 398

Kahului, Hawaii 96733-6898

Telephone (808) 442-4914

Facsimile (808) 442-4975

HAWAII:              Tesoro Hawaii Corporation

Terminal Supervisor

700 Kalanianaole Avenue

Hilo, Hawaii 96720

Telephone (808) 961-3177

Facsimile (808) 969-1085

Hawaii Electric Light Co., Inc.

Production Department

P.O. Box 1027

Hilo, Hawaii 96721-1027

Telephone (808) 969-0423

Facsimile (808) 969-0425

OAHU:                  Tesoro Hawaii Corporation

Supervisor Pipeline & Terminal Operations

431 Kuwili Street

Honolulu, Hawaii 96817

Telephone (808) 547-3842

Facsimile (866) 947-3995

Hawaiian Electric Co., Inc.

Director, Fuels Resources Department

P.O. Box 2750

Honolulu, Hawaii 96840

Telephone (808) 543-4350

Facsimile (808) 203-1805

N.                                Except as expressly amended in this Second Amendment, the provisions of the Contract, as amended by the First Amendment, shall remain in full force and effect, exactly as written.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Contract as of the day and year first written above.

TESORO HAWAII CORPORATION

(“SELLER”)

By:	/s/ Claude P. Moreau

Its:	Senior Vice President, Marketing

Date:	January 27, 2012

HAWAIIAN ELECTRIC COMPANY, INC.
(“BUYER”)

By:	/s/ Ronald R. Cox

Its:	Vice President, Power Supply

Date:	January 31, 2012

By:	/s/ Colton K. Ching

Its:	Vice President, System Operation & Planning

Date:	February 3, 2012

HAWAIIAN ELECTRIC COMPANY, INC.

(“BUYER”)

By:	/s/ Robert A. Alm

Its:	Executive Vice President

Date:	February 3, 2012

17-A

MAUI ELECTRIC COMPANY, LTD.

(“BUYER”)

By:	/s/ Edward L. Reinhardt

Its:	President

Date:	January 31, 2012

By:	/s/ Lyle J. Matsunaga

Its:	Assistant Treasurer

Date:	January 31, 2012

HAWAII ELECTRIC LIGHT COMPANY, INC.
(“BUYER”)

By:	/s/ Jay M. Ignacio

Its:	President

Date:	February 7, 2012

By:	/s/ Julie Payne

Its:	Assistant Treasurer

Date:	February 9, 2012

EXHIBIT B

DIESEL SPECIFICATIONS

Specification - Test Item	Measurement Unit	Limits	ASTM Method

GRAVITY @ 60 DEGREES F.	Degrees API	30.0 Min.	D-1298, D-4052-86

SPECIFIC GRAVITY @ 60 DEGREES F.	n/a	0.88 Max.	D-1298, D-4052-86

VISCOSITY	SSU At 104 DF	32.3 Min.	D-445, D-7042
		39.4 Max.	D-2161
	SSU At 100 DF	32.6 Min.	D-445, D-7042
		40.1 Max.	D-2161
	cSt At 100 DF	1.9 Min.	D-445, D-7042
		4.29 Max.	D-2161
	cSt At 104 DF	1.9 Min.	D-445, D-7042
		4.07 Max.	D-2161

FLASH POINT, PM	Degrees F.	150 Min.	D-93, D-6450

* POUR POINT	Degrees F.	35	D-97, D-5949

ASH	PPM, Wt.	100 Max.	D-482

CETANE INDEX	n/a	40 Min.	D-4737

CARBON RESIDUE, 10% RESIDUUM	Percent, Wt.	0.35 Max.	D-524, D-4530#

SEDIMENT & WATER	Percent, Volume	0.05 Max.	D-1796

SULFUR	Percent, Weight	0.40 Max.	D-1552, D-2622, D-4294

* VANADIUM	PPM, Weight	0.8	D-3605, AES, D-6728

DISTILLATION, 90% RECOVERED	Degrees F.	540 - 650	D-86

SODIUM+POTASSIUM	PPM, Wt.	0.5 Max.	D-3605, AES, D-6728

SODIUM+POTASSIUM+LITHIUM	PPM, Wt.	Report	D-3605, AES, D-6728

* NITROGEN	PPM, Wt.	120	D-4629, D-5762

* HEAT VALUE, GROSS	MM BTU/BBL	5.86	D-240, D-4868

HEAT VALUE, NET	MM BTU/BBL	Report	D-240, D-4868

* Typical value is shown; value is not a specification limit.

# Alternate test method ASTM D-4530 for Carbon Residue has a limit of 0.30 Max.

EXHIBIT B-1

ULTRA LOW SULFUR DIESEL SPECIFICATIONS

Specification - Test Item	Measurement Unit	Limits	ASTM Method *

APPEARANCE	Visual	2 Max.	D-4176 proc. 2

ASH	% mass	0.01 Max	D-482

Ramsbottom CARBON RESIDUE on 10% distillation residue	% mass	0.35 Max^	D-524 or D-4530#

CETANE INDEX		40 Min.	D-976 or D-4737

COPPER STRIP CORROSION 3 hrs @ 212 DF		No. 3 Max.	D-130

DISTILLATION TEMPERATURE, 90% recovered	Degrees C.	282 Min.	D-86
338 Max.
	Degrees F.	540 Min.	D-86
640 Max.

FLASH POINT, PMCC	Degrees C.	52 Min.	D-93
	Degrees F.	125 Min.

GRAVITY, API	Degrees API	Report	D-4052, D-287

+LUBRICITY, HFRR @ 60[o]C, WSD	Microns	520 Max.	D-6079

+CONDUCTIVITY	pS/m (C.U.)	25 Min.	D-2624, D-4308

SULFUR	ppm by Wt.	15 Max.	D-5453, D-7039

VISCOSITY: Kinematic @ 40[o]C	cSt At 104 DF	1.9 Min. 4.1 Max.	D-445, D-7042

WATER & SEDIMENT	%vol	0.05 Max	D-2709, D-1796

* Use of the most recent ASTM test methods must be employed.

+Test monthly per external lab report; for Lubricity, truck sample is considered to be representative.  Shipments of ULSD to MECO (for Molokai) will be sampled by an Independent Inspector mutually agreeable to both BUYER and SELLER with all other fuels on BUYER’s barge.

#Alternate test method ASTM D-4530 for Carbon Residue has a limit of 0.30 Max.

EXHIBIT E

ULTRA LOW SULFUR DIESEL EXAMPLE PRICE CALCULATION

Illustrative Price Calculation

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